SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 17, 2009

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-00652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue Richmond, Virginia		23235
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 16, 2009, Universal Corporation (“Universal”) entered into an Underwriting Agreement with the underwriters named therein pursuant to which Universal will issue $100,000,000 aggregate principal amount of 6.250% Senior Notes due 2014 (the “Notes”), upon the terms and conditions set forth therein. The Notes will be governed by the terms of an Indenture between Universal and The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A. (formerly known as Chemical Bank), as Trustee, dated February 1, 1991 (the “Indenture”). Universal intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include a repayment of certain notes payable and overdrafts with maturities within the 30 days following the issuance of the Notes.

Interest on the Notes will accrue from November 19, 2009 at the rate of 6.250% per year. Interest on the Notes will be payable semi-annually on December 1 and June 1 of each year, commencing June 1, 2010. The Notes will mature on December 1, 2014. The Notes are senior unsecured debt obligations of Universal and will rank equally in right of payment among themselves and with all of Universal’s other present and future senior unsecured indebtedness.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-155639) (the “Registration Statement”) previously filed with the Commission by Universal under the Act. A copy of the Underwriting Agreement is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Universal hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement No. 333-155639 filed on November 24, 2008 and supplemented by the Prospectus Supplement dated November 16, 2009, or otherwise pursuant to requirements of Form 8-K:

No.	Description

1.1	Underwriting Agreement, dated November 16, 2009

5.1	Opinion of Sullivan & Cromwell LLP

5.2	Opinion of Preston D. Wigner

8.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Preston D. Wigner (included in Exhibit 5.2)

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: November 17, 2009	By:	/S/ PRESTON D. WIGNER
Preston D. Wigner
Vice President, General Counsel, Secretary, and Chief Compliance Officer

Exhibit Index

Exhibit Number	Document

1.1	Underwriting Agreement, dated November 16, 2009

5.1	Opinion of Sullivan & Cromwell LLP

5.2	Opinion of Preston D. Wigner

8.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Preston D. Wigner (included in Exhibit 5.2)

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)